Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,435,459.49
Previously Paid Amount	0.00
Total Fee Amount	2,363.20
Total Offset Amount	0.00
Net Fee	$ 2,363.20